AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT AGREEMENT is made effective as of the 22nd day of May, 2012.

BETWEEN:

QUANTUM SOLAR POWER CORP., a Nevada corporation with a corporate office at Suite 300, 1055 West Hastings Street, Vancouver, BC, Canada V6E 2E9

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

FOUNDATION FREEHOLD LTD., a British Columbia corporation with a corporate office at 7929 – 120th Street, Delta, BC, Canada V4C 6P6

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A.           The parties entered into a loan agreement dated for reference April 23, 2012 in respect of a loan of $475,000 to be made by the Lender to the Borrower (the “Loan Agreement”);

B.           The parties wish to amend the Loan Agreement to reflect a change in the funding schedule.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree to amend the Loan Agreement as follows:

1.           Paragraph 2.4 of the Loan Agreement is replaced in its entirety with the following:

“2.4           Funding Procedure: The Borrower agrees that the Loan shall be advanced (for the Borrower's account) to the Borrower's Solicitors in trust for disbursal as set out in Paragraph 2.5. The Lender will advance the Loan in 4 instalments, payable by bank drafts totalling the Principal Sum, as follows:

(a)	the 1st instalment will be paid before 1:00 PM on April 25, 2012 in the amount of $175,000 (which has been made);
(b)	the 2nd instalment will be paid before 1:00 PM on May 23, 2012 in the amount of $18,000;
(c)	the 3rd instalment will be paid before 1:00 PM on June 25, 2012 in the amount of $150,000; and
(d)	the 4th instalment will be paid before 1:00 pm on July 23, 2012 in the amount of $132,000.”

2.           The forms of Promissory Notes set out in Schedule A to the Loan Agreement are replaced in their entirety with the forms of Promissory Notes attached as Schedule A hereto.

3.           In all other respects, the Loan Agreement is confirmed.

4.           This Amendment Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Amendment Agreement to be duly executed and delivered as of the day and year first written above.

FOUNDATION FREEHOLD LTD.

per:	/s/ J. Eric Trygg
J. Eric Trygg

QUANTUM SOLAR POWER CORP.

per:	/s/ Daryl J. Ehrmantraut

SCHEDULE "A"

FORMS OF PROMISSORY NOTES

PROMISSORY NOTE

EXECUTED BY:	Quantum Solar Power Corp.
(the "Borrower")

IN FAVOUR OF:	Foundation Freehold Ltd.
(the "Lender")

PRINCIPAL AMOUNT:	CAD$175,000

DATE OF EXECUTION:	April 25, 2012

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on April 23, 2015 , the principal sum of CAD$175,000, together with interest thereon at the rate of 9% per annum, calculated and paid semi-annually with the first semi-annual payment on September 30, 2012, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 25th day of April, 2012.

QUANTUM SOLAR POWER CORP.

Per:

          Daryl J. Ehrmantraut

PROMISSORY NOTE

EXECUTED BY:	Quantum Solar Power Corp.
(the "Borrower")

IN FAVOUR OF:	Foundation Freehold Ltd.
(the "Lender")

PRINCIPAL AMOUNT:	CAD$18,000

DATE OF EXECUTION:	May 23, 2012

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on April 23, 2015 , the principal sum of CAD$18,000, together with interest thereon at the rate of 9% per annum, calculated and paid semi-annually with the first semi-annual payment on September 30, 2012, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 23rd day of May, 2012.

QUANTUM SOLAR POWER CORP.

Per:

          Daryl J. Ehrmantraut

PROMISSORY NOTE

EXECUTED BY:	Quantum Solar Power Corp.
(the "Borrower")

IN FAVOUR OF:	Foundation Freehold Ltd.
(the "Lender")

PRINCIPAL AMOUNT:	CAD$150,000

DATE OF EXECUTION:	June 23, 2012

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on April 23, 2015 , the principal sum of CAD$150,000, together with interest thereon at the rate of 9% per annum, calculated and paid semi-annually with the first semi-annual payment on September 30, 2012, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 23rd day of June, 2012.

QUANTUM SOLAR POWER CORP.

Per:

          Daryl J. Ehrmantraut

PROMISSORY NOTE

EXECUTED BY:	Quantum Solar Power Corp.
(the "Borrower")

IN FAVOUR OF:	Foundation Freehold Ltd.
(the "Lender")

PRINCIPAL AMOUNT:	CAD$132,000

DATE OF EXECUTION:	July 23, 2012

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on April 23, 2015 , the principal sum of CAD$132,000, together with interest thereon at the rate of 9% per annum, calculated and paid semi-annually with the first semi-annual payment on September 30, 2012, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 23rd day of July, 2012.

QUANTUM SOLAR POWER CORP.

Per:

          Daryl J. Ehrmantraut